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EXHIBIT 10.1

                           BROOKTROUT TECHNOLOGY, INC.
                            1992 STOCK INCENTIVE PLAN


SECTION 1. General Purpose of the Plan; Definitions.
           ----------------------------------------

         The name of the plan is the Brooktrout Technology, Inc. 1992 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees and Directors of Brooktrout Technology, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

                  "Act" means the Securities Exchange Act of 1934, as amended.

                  "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

                  "Board" means the Board of Directors of the Company.

                  "Cause" means and shall be limited to a vote of the Board of Directors resolving that the participant should be dismissed as a result of (i) any material breach by the participant of any agreement to which the participant and the Company are parties, (ii) any act (other than retirement) or omission to act by the participant which may have a material and adverse effect on the business of the Company or any Subsidiary or on the participant's ability to perform services for the Company or any Subsidiary, including, without limitation, the commission of any crime (other than ordinary traffic violations), or
         (iii) any material misconduct or neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

                  "Committee" means any Committee of the Board referred to in
         Section 2.

                  "Disability" means disability as set forth in Section 22(e)(3) of the Code.

                  "Disinterested Person" means a Non-Employee Director who qualifies as such under

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         Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under the Act.

                  "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 14.

                  "Eligible Director" means any Director referred to in Section 5(c)(i).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related rules, regulations and interpretations.

                  "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the most recent date on which Stock was traded, as reflected on the NASDAQ National Market System or, if applicable, any other national stock exchange on which the Stock is traded.

                  "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

                  "Non-Employee Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

                  "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

                  "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

                  "Performance Share Award" means Awards granted pursuant to
         Section 8.

                  "Restricted Stock Award" mean Awards granted pursuant to
         Section 6.

                  "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

                  "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

                  "Unrestricted Stock Award" means Awards granted pursuant to
         Section 7.

SECTION 2. Administration of Plan; Committee Authority to Select Participants and Determine
                                   ---------

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                   Awards.
                   ------

                  (a) COMMITTEE. The Plan shall be administered by all of the Non-Employee Director members of the Compensation Committee of the Board, or any other committee of not less than two Non-Employee Directors performing similar functions, as appointed by the Board from time to time (the "Committee"). Each member of the Committee shall be a Disinterested Person.

                  (b) POWERS OF COMMITTEE. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                           (i) to select the officers and other employees of the Company and its Subsidiaries to whom Awards may from time to time be granted;

                           (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Unrestricted Stock and Performance Shares, or any combination of the foregoing, granted to any one or more participants;

                           (iii) to determine the number of shares to be covered by any Award;

                           (iv)  to determine and modify the terms and
         conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

                           (v) to accelerate the exercisability or vesting of all or any portion of any Option;

                           (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which Stock Options may be exercised;

                           (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                           (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Committee shall be binding on all persons, including

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the Company and Plan participants.

SECTION 3.  Shares Issuable under the Plan; Mergers; Substitution.
            -----------------------------------------------------

                  (a) SHARES ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be two million three hundred twenty-five thousand (2,325,000). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, shares may be issued up to such maximum number pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

                  (b) STOCK DIVIDENDS, MERGERS, ETC. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances).

                  (c) SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.  Eligibility.
            -----------

         Participants in the Plan will be such full or part-time officers and other employees of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee, in its sole discretion. Non-Employee Directors are also eligible to participate in the Plan but only to the extent provided in Section 5(c) and Section 7 below.

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SECTION 5.  Stock Options.
            -------------

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

         No Incentive Stock Option shall be granted under the Plan after August 17, 2002.

                  (a) STOCK OPTIONS GRANTED TO EMPLOYEES. The Committee in its discretion may grant Stock Options to employees of the Company or any Subsidiary. Stock Options granted to employees pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                           (i) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this
         Section 5(a) shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant and, in the case of Non-Qualified Stock Options, not less than 85% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than 110% of Fair Market Value on the grant date.

                           (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

                           (iii) EXERCISABILITY; RIGHTS OF A STOCKHOLDER. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                           (iv) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to

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         be purchased. Payment of the purchase price may be made by one or more of the following methods:

                                 (A) In cash, by certified or bank check or by
                  other instrument acceptable to the Committee;

                                 (B) In the form of shares of Stock that are not
                  then subject to restrictions under any Company plan, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                                 (C) By the optionee delivering to the Company a
                  properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option shall be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of law.

                           (v) NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                           (vi) TERMINATION BY DEATH. If any optionee's employment by the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, to the extent exercisable at the date of death, by the legal representative or legatee of the optionee, for a period of 180 days (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Option, if earlier.

                           (vii) Termination by Reason of Disability.
                                 -----------------------------------

                                 (A) Any Stock Option held by an optionee whose
                  employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of twelve months (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

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                                 (B) The Committee shall have sole authority and
                  discretion to determine whether a participant's employment has been terminated by reason of Disability.

                                 (C) Except as otherwise provided by the
                  Committee at the time of grant, the death of an optionee during a period provided in this Section 5(a)(vii) for the exercise of a Non-Qualified Stock Option, shall extend such period for 180 days from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

                          (viii) TERMINATION FOR CAUSE. If any optionee's employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such stock option can be exercised for a period of up to 30 days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

                           (ix) OTHER TERMINATION. Unless otherwise determined by the Committee, if an optionee's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, or for Cause, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for three months (or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

                           (x) ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

                           (xi) FORM OF SETTLEMENT. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

                  (b) RELOAD OPTIONS. At the discretion of the Committee, Options granted under this Section 5(a) may include a so-called "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

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                  (c)      Stock Options Granted to Non-Employee Directors.
                           -----------------------------------------------

                           (i) GRANT OF OPTIONS. Each Non-Employee Director who is not a stockholder, or an affiliate of a stockholder, with beneficial ownership of 10% or more of the Company's outstanding Stock (an "Eligible Director") shall be eligible to receive a grant of options ("Non-Employee Director Options") under this Section 5(b). Such options shall be granted effective upon (A) the date of adoption of this Plan; (B) the date of first election of any Eligible Director as a Director of the Company; and (C) the date of re-election of any Eligible Director (including an Eligible Director who did not receive a grant of Non-Employee Director Options in his or her prior term as a result of not being an Eligible Director at such time), provided that this clause (c) shall not apply in the case of an Eligible Director who received a grant of an Extended Option (as hereinafter defined) in his or her prior term. Each Non-Employee Director Option granted hereunder shall be a Non-Qualified Stock Option to purchase a number of shares of Stock equal to the product of (x) the number of months (rounded down to the nearest whole number) remaining in the term to which the recipient Eligible Director is elected or re-elected, multiplied by (y) 208 1/3 shares (appropriately adjusted to reflect any stock split, stock dividend or similar transaction), such product being rounded down to the nearest whole number; provided that for purposes of grants effective upon adoption of this Plan the period referred to in clause
         (x) shall be measured from April 1, 1992; and provided further that in the case of any Eligible Director whose remaining term is 12 months or less upon such grant, the period referred to in clause (x) shall be increased by 36 months (an "Extended Option"). Each Non-Employee Director Option shall vest at a rate of 208 1/3 shares per month, adjusted appropriately to eliminate fractional shares, so as to be exercisable as to 100% of the shares covered thereby from and after the expiration of such Eligible Director's term as a Director, or the next succeeding 3-year term in the case of an Extended Option, assuming continuance of service as a Director.

                           (ii) EXERCISE PRICE. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this
         Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted; provided, however, that the exercise price per share for the Stock covered by the initial grant of Non-Qualified Stock Options under clause A of Section 5(c)(i) above shall be not less than the fair market value of the Stock, which exercise price shall be determined by the Board of Directors.

                           (iii) Exercise; Termination; Non-Transferability.
                                 ------------------------------------------

                                 (A) No Option granted under this Section 5(c)
                  may be exercised before the first anniversary of the date upon which it was granted; provided, however, that any Option so granted shall become exercisable upon the termination of service of the Eligible Director because of Disability or death. No Option issued under this Section 5(c) shall be exercisable after the expiration of ten years from the date upon which such Option is granted.

                                 (B) The rights of an Eligible Director in an
                  Option granted under Section 5(c) shall terminate three months after such Director ceases to be a Director

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                  of the Company or the specified expiration date, if earlier, and such Non-Employee Director Option shall be exercisable through such date as to the shares vested through the date such Eligible Director ceased to be a Director of the Company; provided, however, that if the Eligible Director ceases to be a Director for Cause, the rights shall terminate immediately on the date on which he ceases to be a Director.

                                 (C) No Stock Option granted under this Section
                  5(c) shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during the optionee's lifetime only by the optionee. Any Option granted to an Eligible Director and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of 180 days from the date of death or until the expiration of the stated term of the option, if earlier.

                                 (D) Options granted under this Section 5(c) may
                  be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                           (iv) LIMITED TO ELIGIBLE DIRECTORS. The provisions of this Section 5(c) shall apply only to Options granted or to be granted to Eligible Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not an Eligible Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this
         Section 5(c) shall govern the rights and obligations of the Company and Eligible Directors respecting Options granted or to be granted to Eligible Directors. The provisions of this Section 5(c) that affect the price, date of exercisability, option period or amount of shares under an option shall not be amended more than once in any six-month period, other than to comport with changes in the Code or ERISA.

SECTION 6.  Restricted Stock Awards.
            -----------------------

                  (a) NATURE OF RESTRICTED STOCK AWARD. The Committee may grant Restricted Stock Awards to any employees of the Company or any Subsidiary. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost or for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment and/or achievement of pre-established performance goals and objectives. In addition, a Restricted Stock Award may be granted to an employee by the Committee in lieu of a cash bonus due to such employee pursuant to any other plan of the Company.

                  (b) ACCEPTANCE OF AWARD. A participant who is granted a Restricted Stock Award

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shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company, if required, by certified or bank check or other instrument or form of payment acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock in such form as the Committee shall determine.

                  (c) RIGHTS AS A STOCKHOLDER. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

                  (d) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture not later than the 90th day following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

                  (e) VESTING OF RESTRICTED STOCK. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested."

                  (f) WAIVER, DEFERRAL AND REINVESTMENT OF DIVIDENDS. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  Unrestricted Stock Awards.
            -------------------------

                  (a) GRANT OR SALE OF UNRESTRICTED STOCK. The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) to any employees of the Company or any Subsidiary shares of Stock free of any restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such employee.

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                  (b) ELECTIONS TO RECEIVE UNRESTRICTED STOCK IN LIEU OF
COMPENSATION. Upon the request of an employee and with the consent of the Committee, each employee may, pursuant to an irrevocable written election delivered to the Company no later than the date or dates specified by the Committee, receive a portion of the cash compensation otherwise due to him in Unrestricted Stock (valued at Fair Market Value on the date or dates the cash compensation would otherwise be paid). Such Unrestricted Stock may be paid to the employee at the same time as the cash compensation would otherwise be paid, or at a later time, as specified by the employee in the written election.

                  (c) ELECTIONS TO RECEIVE UNRESTRICTED STOCK IN LIEU OF DIRECTORS' FEES. Each NonEmployee Director may, pursuant to an irrevocable written election delivered to the Company no later than six months prior to the date the directors' fees would otherwise be paid, receive all or a portion of such fees in Unrestricted Stock (valued at Fair Market Value on the date or dates the directors' fees would otherwise be paid). Such Unrestricted Stock may be paid to the Non-Employee Director at the same time the directors' fees would otherwise have been paid, or at a later time, as specified by the Non-Employee Director in the written election.

                  (d) RESTRICTIONS ON TRANSFERS. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.  Performance Share Awards.
            ------------------------

                  (a) NATURE OF PERFORMANCE SHARES. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independently of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any employees of the Company or any Subsidiary, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

                  (b) RESTRICTIONS ON TRANSFER. Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

                  (c) RIGHTS AS A STOCKHOLDER. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

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



                  (d) TERMINATION. Except as may otherwise be provided by the Committee at any time prior to termination of employment, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment by the Company and its Subsidiaries for any reason (including death, Disability and for Cause).

                  (e) ACCELERATION, WAIVER, ETC. At any time prior to the participant's termination of employment by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 11, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.  Tax Withholding.
            ---------------

                  (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

                  (b) PAYMENT IN SHARES. A participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any participant who is subject to Section 16 of the Act, the following additional restrictions shall apply:

                                 (A) the election to satisfy tax withholding
                  obligations relating to an Award in the manner permitted by this Section 9(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an Award first becomes a taxable event for Federal income tax purposes;

                                 (B) such election shall be irrevocable;

                                 (C) such election shall be subject to the
                  consent or disapproval of the Committee; and

                                 (D) the Stock withheld to satisfy tax
                  withholding, if granted at the discretion of the Committee, must pertain to an Award which has been held by the

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



                  participant for at least six months from the date of grant of the Award.


SECTION 10.  Transfer, Leave of Absence, Etc.
             -------------------------------

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

                  (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

                  (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 11.  Amendments and Termination.
             --------------------------

         The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

SECTION 12.  Status of Plan.
             --------------

         With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 13.  General Provisions.
             ------------------

                  (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         No shares of Stock shall be issued pursuant to an Award until all applicable securities law and

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



other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

                  (b) DELIVERY OF STOCK CERTIFICATES. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

                  (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 14.  Effective Date of Plan.
             ----------------------

         The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders, and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.

SECTION 15.  Governing Law.
             -------------

         This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.



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